Phoenix Duff & Phelps Institutional Mutual Funds
                     Real Estate Equity Securities Portfolio
                       Supplement dated September 1, 1998
       to the Prospectus dated May 1, 1998 as supplemented July 24, 1998


Management of the Fund
The following should be inserted at the end of the third paragraph following the heading "The Adviser" located on page 11 of the Prospectus.

      Effective September 1, 1998, the calculation of the performance adjustment is based on the Portfolio's gross annual performance as compared to the NAREIT Equity Total Return Index, which is also calculated on a gross return basis.